Exhibit 99.51

MBNA MASTER CREDIT CARD TRUST II

SERIES 2001-A

KEY PERFORMANCE FACTORS
June 30, 2001



Expected B Maturity 02/15/2006


Blended Coupon 4.2133%


Excess Protection Level
3 Month Average   7.40%
June, 2001   6.98%
May, 2001   7.71%
April, 2001   7.53%


Cash Yield18.98%


Investor Charge Offs 5.67%


Base Rate 6.33%


Over 30 Day Delinquency 4.78%


Seller's Interest 8.00%


Total Payment Rate14.15%


Total Principal Balance$57,876,901,808.74


 Investor Participation Amount$1,250,000,000.00


Seller Participation Amount$4,631,211,247.25